MET INVESTORS SERIES TRUST

SUPPLEMENT DATED JUNE 28, 2013

TO THE

PROSPECTUS DATED APRIL 29, 2013

BLACKROCK LARGE CAP CORE PORTFOLIO

The following changes are made to the prospectus of BlackRock Large Cap Core Portfolio (the “Portfolio”), a series of Met Investors Series Trust.

In the Portfolio Summary, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Manager. The Portfolio is managed by a team led by Peter Stournaras, CFA, Managing Director of BlackRock. Mr. Stournaras is primarily responsible for the day-to-day management of the Portfolio. He has been a manager of the Portfolio since 2010.

The information about the portfolio managers of the Portfolio in the subsection entitled “The Subadviser” of the section entitled “Additional Information about Management” is amended and restated as follows:

The Portfolio is managed by a team of investment professionals who participate in the team’s research process and stock selection. Peter Stournaras, CFA, is the lead member of this team. Mr. Stournaras is primarily responsible for the day-to-day management of the Portfolio.

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Mr. Stournaras, a manager of the Portfolio since 2010, has been a Managing Director of BlackRock since 2010. He was a Director at Northern Trust Company from 2006 to 2010; a Portfolio Manager at Smith Barney/Legg Mason from 2005 to 2006; and a Director at Citigroup Asset Management from 1998 to 2005.